J.P. Morgan Healthcare Conference Simon Campion President and Chief Executive Officer January 10, 2024

Forward-Looking Statements and Associated Risks This presentation contains statements that do not directly and exclusively relate to historical facts which constitute forward-looking statements, including, statements and projections concerning, among other things, the expected timing, benefits and costs associated with the Company’s restructuring plan described in this presentation. The Company’s forward-looking statements represent current expectations and beliefs and involve risks and uncertainties. Actual results may differ significantly from those projected or suggested in any forward-looking statements and no assurance can be given that the results described in such forward-looking statements will be achieved. Investors are cautioned not to place undue reliance on such forward-looking statements which speak only as of the date they are made. The forward-looking statements are subject to numerous assumptions, risks and uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of our control. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Any number of factors could cause the Company’s actual results to differ materially from those contemplated by any forward-looking statements, including, but not limited to, the risks associated with the following: the Company’s ability to remain profitable in a very competitive marketplace, which depends upon the Company’s ability to differentiate its products and services from those of competitors; the Company’s failure to realize assumptions and projections which may result in the need to record additional impairment charges; the effect of changes to the Company’s distribution channels for its products and the failure of significant distributors of the Company to effectively manage their inventories; the Company’s ability to control costs and failure to realize expected benefits of cost reduction and restructuring efforts and the Company’s failure to anticipate and appropriately adapt to changes or trends within the rapidly changing dental industry. Investors should carefully consider these and other relevant factors, including those risk factors in Part I, Item 1A, (“Risk Factors”) in the Company’s most recent Form 10-K, including any amendments thereto, and any updating information which may be contained in the Company’s other filings with the SEC, when reviewing any forward-looking statement. The Company notes these factors for investors as permitted under the Private Securities Litigation Reform Act of 1995. Investors should understand it is impossible to predict or identify all such factors or risks. As such, you should not consider either the foregoing lists, or the risks identified in the Company’s SEC filings, to be a complete discussion of all potential risks or uncertainties. 2 Non-GAAP Financial Measures In addition to results determined in accordance with U.S. generally accepted accounting principles (“US GAAP”) the Company provides certain measures in this presentation, described below, which are not calculated in accordance with US GAAP and therefore represent Non-GAAP measures. These Non-GAAP measures may differ from those used by other companies and should not be considered in isolation from, or as a substitute for, measures of financial performance prepared in accordance with US GAAP. These Non-GAAP measures are used by the Company to measure its performance and may differ from those used by other companies. Management believes that these Non-GAAP measures are helpful as they provide a measure of the results of operations, and are frequently used by investors and analysts to evaluate the Company’s performance exclusive of certain items that impact the comparability of results from period to period, and which may not be indicative of past or future performance of the Company. The Company does not provide forward-looking estimates on a GAAP basis as certain information is not available and cannot be reasonably estimated.

Dentsply Sirona Snapshot (NASDAQ: XRAY)

Key Statistics

1877
Founded

Charlotte, NC
Headquarters

~15,000
Total Employees

100+
Countries Served

400,000+
Dental Professionals Trained Annually[1]

$3.9B
2022 Net Sales


Sales by Segment ('22)
Connected Technology Solutions 31%
Orthodontic and Implant Solutions 26%
Wellspect Healthcare 7%
Essential Dental Solutions 36%


Sales by Region ('22)
Rest of World 25%
United States 35%
Europe 40%

Business Strengths

- End-to-End Dental Portfolio
- 140+ Years of Innovation
- Scaled Across Global Markets
- World Class Clinical Education
- Trusted Brands

World's Largest Diversified Manufacturer of Professional Dental Solutions

All data in slide is as of 2022
(1) Includes dentists, technicians, hygienists and dental assistants that participated in clinical education courses in 2022

3

Opportunity to Capture Share in Growing Segments

Total Addressable Markets


~$7B
~$10B
~$5B
~$8B
~$30B
~$2B
~$32B

	Connected Technology Solutions	Orthodontic & Implant Solutions: Implants & Prosthetics	Orthodontic & Implant Solutions: Aligners	Essential Dental Solutions	Total Dental	Wellspect Healthcare	Total
Estimated Long-term **Market Growth**	MSD	MSD	15%+	LSD	LSD - MSD	MSD	LSD - MSD
DS Target Growth[(1)]	MSD+	MSD	20%+	LSD	MSD+	MSD+	MSD+

Uniquely Positioned with a Winning Portfolio

LSD: Low-Single Digits, MSD: Mid-Single Digits
Category data source: internal estimates
[(1)] CAGR through 2026E

4

Wellspect Healthcare $0.3B 2022 Net Sales Urology Enterology MSD+ Target Growth(1) #2 Continence Care Essential Dental Solutions $1.4B 2022 Net Sales Endodontics Restorative Preventive LSD Target Growth(1) #1 Endodontics #2 Restorative #1 Preventive Orthodontic and Implant Solutions $0.7B 2022 Net Sales Implants $0.3B 2022 Net Sales Aligners Premium Implants Regenerative and Digital Services Lab Materials Value Implants SureSmile Byte MSD Target Growth(1) 20%+ Target Growth(1) #4 Implants and Prosthetics #3 Professional #1 DTC Connected Technology Solutions $1.2B 2022 Net Sales CAD/CAM (IOS, Mill, Print) Treatment Centers and Instruments Imaging MSD+ Target Growth(1) #1 Full- Chairside #3 IOS #3 Treatment Centers and Instruments #2 Imaging Comprehensive End-To-End Portfolio Across Served Markets 5 Key Product Categories Leading Market Positions LSD: Low-Single digits, MSD: Mid-Single Digits (1) CAGR through 2026E

Our Strategy Transform oral health and continence care by driving product and service innovation and delivering an exceptional customer and patient experience through an engaged and diverse workforce Enabled by the DS Operating Model ONE TEAM | INNOVATION | DISCIPLINED EXECUTION 6 ACHIEVE ANNUAL GROWTH & MARGIN COMMITMENTS 1 ENHANCE & SUSTAIN PROFITABILITY 2 ACCELERATE ENTERPRISE DIGITALIZATION 3 WIN IN HIGH GROWTH CATEGORIES 4 CREATE HIGH PERFORMANCE CULTURE 5

7 … To Increase Efficiency and Effectiveness Strategic Reinvestments for Hygiene and Growth Organizational Realignment $200M+ Est. annual run-rate savings SKU Optimization Channel Investments ERP Clinical Education Transforming the Business … Network Optimization Compliance

Focusing Innovation …

$180M
(~4% of sales)
R&D Spend

Key Launches

Expanded Milling and Printing Materials



Patient Canvas Lab Connectivity

DS CORE

Midwest Energo



X-Smart Pro+



SureSmile Outcome Simulator



Powered by DS Core

LoFric Origo Flexible



Core Capabilities

- Materials Expertise
- Technology Know-How
- Software Engineering

… to Increase Return on Investment Through Meaningful Advancement

8

3-Year Financial Targets

Metric	3-Year Targets
Organic Growth CAGR	**4% – 6%**[1]
Adj. EBITDA Margin	**+500 bps**
Adj. EPS Target	**$3.00 in 2026**
FCF Conversion	**~100%**

Key Assumptions

3% – 5%	~4%	21%
TAM growth	R&D % of sales	Tax rate

Key Enablers

- Organic sales growth in-line or above market
- Return on growth investments
- Winning portfolio
- Transformation initiatives
- High-performance culture

Strategies in Place to Make Meaningful Financial Progress

9

[1] Assumes non-recessionary, normalized macro environment, including patient traffic

Creating Value for Shareholders 10 Clear Strategy and Execution Enabled by the DS Operating Model Well-Positioned in Attractive Industries Disciplined Capital Allocation Roadmap to Accelerate Profitable Growth  Largest end-to-end connected portfolio in dental; accretive position in continence care  Trusted brands and strong positions across multiple categories  Well-positioned to benefit from long-term industry trends  Strategic objectives focus on high-growth categories  Delivering a regular cadence of new products launches  Gross margin expansion through SKU optimization and supply chain transformation  SG&A optimization  Healthy balance sheet and strong cash flow generation  Dividend growth in line with earnings growth  Improving free cash flow generation to enable 100% conversion

Appendix

Non-GAAP Measures Definitions 12 Organic Sales The Company defines "organic sales" as the reported net sales adjusted for: (1) net sales from acquired businesses recorded prior to the first anniversary of the acquisition; (2) net sales attributable to disposed businesses or discontinued product lines in both the current and prior year periods; and (3) the impact of foreign currency changes, which is calculated by translating current period net sales using the comparable prior period's foreign currency exchange rates. Adjusted Operating Income and Margin Adjusted operating income is computed by excluding the following items from operating income (loss) as reported in accordance with US GAAP: (1) Business combination related costs and fair value adjustments. These adjustments include costs related to consummating and integrating acquired businesses, as well as net gains and losses related to the disposed businesses. In addition, this category includes the post-acquisition roll-off of fair value adjustments recorded related to business combinations, except for amortization expense of purchased intangible assets noted below. Although the Company is regularly engaged in activities to find and act on opportunities for strategic growth and enhancement of product offerings, the costs associated with these activities may vary significantly between periods based on the timing, size and complexity of acquisitions and as such may not be indicative of past and future performance of the Company. (2) Restructuring related charges and other costs. These adjustments include costs related to the implementation of restructuring initiatives, including but not limited to, severance costs, facility closure costs, and lease and contract termination costs, as well as related professional service costs associated with these restructuring initiatives and global transformation activity. The Company is continually seeking to take actions that could enhance its efficiency; consequently, restructuring charges may recur but are subject to significant fluctuations from period to period due to the varying levels of restructuring activity, and as such may not be indicative of past and future performance of the Company. Other costs include charges related to legal settlements, executive separation costs, write-offs of inventory as a result of product rationalization, and changes in accounting principles recorded within the period. This category also includes costs related to the recent investigations, related ongoing legal matters and associated remediation activities which primarily include legal, accounting and other professional service fees, as well as turnover and other employee-related costs. (3) Goodwill and intangible asset impairments. These adjustments include charges related to goodwill and intangible asset impairments. (4) Amortization of purchased intangible assets. This adjustment excludes the periodic amortization expense related to purchased intangible assets, which are recorded at fair value. Although these costs contribute to revenue generation and will recur in future periods, their amounts are significantly impacted by the timing and size of acquisitions, and as such may not be indicative of the future performance of the Company. (5) Fair value and credit risk adjustments. These adjustments include the non-cash mark-to-market changes in fair value associated with pension assets and obligations, and equity-method investments. Although these adjustments are recurring in nature, they are subject to significant fluctuations from period to period due to changes in the underlying assumptions and market conditions. The non-service component of pension expense is a recurring item, however it is subject to significant fluctuations from period to period due to changes in actuarial assumptions, interest rates, plan changes, settlements, curtailments, and other changes in facts and circumstances. As such, these items may not be indicative of past and future performance of the Company. Adjusted operating income margin is calculated by dividing adjusted gross profit by net sales. Adjusted Gross Profit Adjusted gross profit is computed by excluding from gross profit the impact any of the above adjustments that affect either sales or cost of sales. Adjusted Net Income (Loss) Adjusted net income (loss) consists of net income (loss) as reported in accordance with US GAAP, adjusted to exclude the items identified above, as well as the related income tax impacts of those items. Additionally, net income is adjusted for other tax-related adjustments such as: discrete adjustments to valuation allowances and other uncertain tax positions, final settlement of income tax audits, discrete tax items resulting from the implementation of restructuring initiatives and the windfall or shortfall relating to exercise of employee share- based compensation, any difference between the interim and annual effective tax rate, and adjustments relating to prior periods. These adjustments are irregular in timing, and the variability in amounts may not be indicative of past and future performance of the Company and therefore are excluded for comparability purposes. Adjusted EBITDA and Margin In addition to the adjustments described above in arriving at adjusted net income, adjusted EBITDA is computed by further excluding any remaining interest expense, net, income tax expense, depreciation and amortization. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by net sales. Adjusted Earnings (Loss) Per Diluted Share Adjusted earnings (loss) (EPS) per diluted share is computed by dividing adjusted earnings (loss) attributable to Dentsply Sirona shareholders by the diluted weighted average number of common shares outstanding. Adjusted Free Cash Flow and Conversion The Company defines adjusted free cash flow as net cash provided by operating activities minus capital expenditures during the same period, and adjusted free cash flow conversion is defined as adjusted free cash flow divided by adjusted net income (loss). Management believes this Non-GAAP measure is important for use in evaluating the Company’s financial performance as it measures our ability to efficiently generate cash from our business operations relative to earnings. It should be considered in addition to, rather than as a substitute for, net income (loss) as a measure of our performance or net cash provided by operating activities as a measure of our liquidity.